EXHIBIT 32.2


                                 CERTIFICATION
          PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Regal Group, Inc. (the "Company") on Form 10-Q for the period ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Wildstein, Secretary, Treasurer, Principal Accounting Officer and Director of the Company, certify, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to
{section}906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material  respects,  the  financial condition and results of operations of the Company.



Date:   October 15, 2010


/s/ Eric Wildstein
ERIC WILDSTEIN
Secretary, Treasurer, Principal Accounting Officer
and Director